Fees Summary	Oct. 21, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	173,119.51
Total Transaction Valuation	1,253,580,823.88
Total Offset Amount	173,119.51
Net Fee	$ 0.00